UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 7, 2025  (March 6, 2025)

Senti Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40440	86-2437900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 239-2030
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 6, 2025, at the Special Meeting of Stockholders (the “Special Meeting”), the stockholders of Senti Biosciences, Inc. (the “Company”) considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 27, 2025 (the “Proxy Statement”) in connection with the Special Meeting. Represented in person or by proxy at the Special Meeting were 2,666,938 shares of the Company’s common stock, out of 4,829,457 shares entitled to vote at the Special Meeting, or 55.22% of the total number of shares outstanding as of January 21, 2025 (the “Record Date”). The final voting results of the matters submitted to the stockholders’ vote are set forth below.

Proposal 1 - Approval of the issuance of Company’s common stock in accordance with Nasdaq Listing Rule 5635 upon (i) conversion of Company’s Series A convertible preferred stock and (ii) the exercise of warrants to purchase shares of common stock:

The stockholders ratified the approval of the issuance of Company’s common stock in accordance with Nasdaq Listing Rule 5635 upon (i) conversion of Company’s Series A convertible preferred stock and (ii) the exercise of warrants to purchase shares of common stock. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,442,111	125,063	99,764	-

Proposal 2 – Approval of Company’s Amended and Restated 2022 Equity Incentive Plan:

The stockholders approved an amendment and restatement to the Company’s 2022 Equity Incentive Plan. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,196,615	371,748	98,575	-

Proposal 3 – Approval of the Adjournment of the Special Meeting to solicit additional proxies to the extent there are insufficient votes at the Special Meeting to approve Proposals 1 and 2:

The stockholders approved the adjournment of the Special Meeting to solicit additional proxies to the extent there are insufficient votes. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,258,129	271,330	137,479	-

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Senti Biosciences, Inc. Amended and Restated 2022 Equity Incentive Plan and the forms of award agreements thereunder.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2025	SENTI BIOSCIENCES, INC.

	By:	/s/ Timothy Lu
	Name:	Timothy Lu, M.D., Ph.D.
	Title:	Chief Executive Officer